UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Taxable Bond Funds

For investors seeking a high level of current income and capital appreciation.

Annual Report

September 30, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class I
Nuveen Symphony Credit Opportunities Fund	NCOAX	NCFCX	NCOIX
Nuveen Symphony Floating Rate Income Fund	NFRAX	NFFCX	NFRIX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area continue to cast a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. Despite strong action by the European Central Bank, member nations appear unwilling to surrender sufficient sovereignty to unify the Euro area financial system or strengthen its banks. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time is running out.

In the U.S., the extended period of increasing corporate earnings that enabled the equity markets to withstand the downward pressures coming from weakening job creation and slower economic growth appears to be coming to an end. The Fed remains committed to low interest rates and announced a third phase of quantitative easing (QE3) scheduled to continue until mid-2015. The recent election results have removed a major element of uncertainty in the U.S. political picture, but it remains to be seen whether the outcome will reduce the highly partisan atmosphere in Congress and enable progress on the many pressing fiscal and budgetary issues that must be resolved in the coming months.

During the last twelve months, U.S. investors have experienced a solid recovery in the domestic equity markets with increasing volatility as the ‘fiscal cliff’ approaches. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

November 21, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

These Funds are managed by Symphony Asset Management LLC, an affiliate of Nuveen Investments. Gunther Stein, Director of Investment Strategies at Symphony, and Jenny Rhee manage the Nuveen Symphony Credit Opportunities Fund, while Gunther and Scott Caraher manage the Nuveen Symphony Floating Rate Income Fund. We recently spoke with the portfolio managers about general economic and market conditions, key investment strategies and Fund performance for the twelve-month period ended September 30, 2012.

Effective November 15, 2012, both Funds changed their principal investment strategies.

What factors affected the U.S. economy and the senior loan and high yield market environments during the twelve-month reporting period ended September 30, 2012?

During the period, the U.S. economy’s progress toward recovery from recession remained sluggish but, for the most part, positive. The most recent figures available for U.S. gross domestic product (GDP) showed the economy had an annualized growth rate of 2.0% in the third quarter 2012. This marked the 13th consecutive quarter of positive growth. Inflation remained well contained, with the Consumer Price Index (CPI) rising 2.0% year-over-year as of September 2012. Core CPI (which excludes food and energy) increased 2.0% during the period, within the Fed’s unofficial objective of 2.0% or lower for this inflation measure.

Labor market conditions slowly improved, with the national unemployment rate registering 7.8% in September 2012. U.S. unemployment had been stalled out in the low 8% range since the beginning of the year. Meanwhile, the housing market was an unfamiliar bright spot as home prices had risen for three consecutive months at the end of the reporting period. Other encouraging signs included improved sales of existing homes and more robust home construction and an increase in the price of new homes. The most recent data available at the time this report was prepared, showed the average home price increased 2.0% for the 12 months ended August 2012, according to the S&P/Case-Shiller Index of 20 major metropolitan areas. However, with prices down more than one-third from their peak in the summer of 2006, housing has not fully recovered.

The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its October 2012 meeting (following the end of this reporting period), the central bank affirmed its opinion that economic conditions would likely warrant keeping the rate at “exceptionally low levels” through mid-2015. The Fed also announced that it would extend its Operation Twist

Nuveen Investments	5

program, lengthening the average maturity of its holdings of U.S. Treasury securities, through the end of December 2012. The goals of this program are to lower longer term interest rates, make broader financial conditions more accommodating, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

There was a strong rebound in the senior loans and high yield markets during the reporting period following the late summer 2011 decline. These markets had steady positive performance as both fundamentals and the technical environment remained benign, with steady inflows into mutual funds and similar vehicles. One exception to this occurred during May 2012, when general market volatility related to concerns about the euro zone and the U.S. fiscal crisis led to a negative reaction within high yield corporate bonds market. This was largely demand driven amid a sell-off in both the equity and currency markets. However, overall flows into senior loans and high yield mutual funds continued to be strong, and institutional flows were fairly robust.

How did the Funds perform during the twelve-month period ended September 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds’ Class A Shares at net asset value (NAV) for the one-year and since inception periods ended September 30, 2012. The tables also compare the Funds’ returns to comparative market indexes and Lipper classification averages. A more detailed account of each Fund’s performance is provided later in this report.

What was the primary investment strategy for each Fund, and how did this strategy affect the Fund’s performance for the twelve-month period ended September 30, 2012?

Nuveen Symphony Credit Opportunities Fund

The Fund’s Class A Shares at NAV outperformed both the Market Benchmark Index and Lipper High Yield Funds Classification Average during the reporting period.

The Market Benchmark Index is an index comprised of a 60% weighting in the Merrill Lynch High Yield Master II Index and a 40% weighting in the Credit Suisse Leveraged Loan Index. In previous reports the Market Benchmark Index was referred to as the Merrill Lynch — Credit Suisse Index Blend.

The Fund seeks current income and capital appreciation by investing primarily in debt instruments such as bonds, loans and convertible securities, a substantial portion of which may be rated below investment grade.

The Fund is designed to leverage Symphony Asset Management’s industry-focused research process in a fully-integrated approach to non-investment grade corporate credit. The Fund’s investment team looks actively across the debt side of a company’s balance sheet in search of total return opportunities.

The Fund is managed by one integrated team of industry specialists that make investments across the entire capital structure of companies in a wide range of sectors.

6	Nuveen Investments

We believe that aggregating information across these interrelated markets and understanding industry dynamics is critical to managing total return credit strategies.

The Fund’s portfolio holdings are not designed to replicate an index. While the Fund has a blended market benchmark index it will seek to outperform, it does not seek results by tracking an index. The Fund has been built from the bottom-up, using Symphony’s internal fundamental research process and risk-management capabilities. This may result in a lower correlation to indexes and other funds with similar mandates.

Following a period of significant downward pressure in the corporate credit market, riskier assets began to rally in October 2011. This change in sentiment was seen most clearly in the high yield market. During the fourth quarter of 2011 and throughout the first three quarters of 2012, high yield bond mutual funds and senior loan funds saw substantial inflows. Even floating rate assets continued to find favor with investors, as current yields remained compelling relative to other income-producing assets.

We continued to favor high yield relative to senior loans overall as we felt that the momentum within the high yield market was compelling. In many cases, the current yield on high yield bonds was higher than senior loans. This made them more attractive than senior loans, which had yet to find a catalyst to unlock their upside potential. On a relative value basis, however, we do believe that parts of the senior loans market remain quite compelling.

During the period we focused on discounted names which we felt had potential based on either a near term fundamental catalyst or companies that tend to outperform in a market rally. One such catalyst-driven situation was Ceridian Corporation, a business services provider. The Fund had exposure to Ceridian’s term loan. This exposure proved beneficial when the issuer refinanced the loan using proceeds from a recently issued high yield bond that the Fund had positive exposure to during the period. The Fund also benefited from exposure to Clear Channel Communications, Inc. bonds and the term loan and bonds of First Data Corporation.

Detracting from performance was exposure to Avaya, Inc. 2015 bonds, which suffered as the company sought to amend its capital structure. Also, exposure to Catalyst Paper 2016 bonds detracted from performance as the company sought to sell assets and reorganize debt.

Nuveen Symphony Floating Rate Income Fund

The Fund’s Class A Shares at NAV outperformed both the Credit Suisse Leveraged Loan Index and the Lipper Loan Participation Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in floating rate loans and other floating rate securities, a substantial portion of which will be rated below investment grade.

The Fund’s investment team bases its investment process on fundamental, bottom-up credit analysis. Analysts assess sector dynamics, company business models and asset

Nuveen Investments	7

quality. Inherent in our credit analysis process is the evaluation of potential upside and downside to any credit. As such, we concentrate our efforts on sectors where we believe there is both sufficient transparency to assess the downside risk and where firms have assets to support meaningful recovery in case of default. In its focus on downside protection, we favor opportunities where valuations can be quantified and risks assessed.

During the period, the Fund’s capital was deployed into assets that offer high current income and yield, while also offering the potential for upside appreciation as many of these assets trade at a discount to par value. Fundamentally, we feel that many of these companies have stable businesses, good asset coverage for senior debt holders, and can perform well in a stable to slow-growth environment.

During the period, the loan market continued to trade favorably with many new issues trading above issue price and the market trading off of lows experienced late in 2011. Issues such as Warner Chilcott Corporation Term Loan and the First Data Corporation Extended B-1 Term Loan and bonds performed well during the period as more liquid names were in demand from large funds with inflows. Detracting from performance was exposure to Avaya Inc. Term Loan as the company seeks to restructure its financing. Also, LifeCare Holdings, Inc. Term Loan Add On traded down during the reporting period.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of a Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. These Funds are subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle. Because each Fund currently has less assets than a larger fund, large inflows and outflows may impact the Fund’s market exposure and subsequently its performance. Redemption of a large number of shares may subject each Fund and its shareholders to leverage risk and disrupt the overall composition of the Fund’s portfolio and thereby impede the ability to pursue the investment strategy.

8	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Credit Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2012

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	19.72%	10.45%
Class A Shares at maximum Offering Price	14.04%	8.26%
Market Benchmark Index**	15.59%	8.43%
Lipper High Yield Funds Classification Average**	17.54%	8.91%

Class C Shares	18.87%	9.62%
Class I Shares	20.08%	10.74%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.16%	1.08%
Class C Shares	1.91%	1.83%
Class I Shares	0.92%	0.83%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2013, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fee and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% (1.35% after January 31, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 4/28/10.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

10	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Floating Rate Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2012

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	14.74%	5.94%
Class A Shares at maximum Offering Price	9.29%	2.36%
Credit Suisse Leveraged Loan Index**	10.73%	4.40%
Lipper Loan Participation Funds Classification Average**	10.86%	4.28%

Class C Shares	13.82%	5.11%
Class I Shares	14.90%	6.15%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.54%	1.08%
Class C Shares	2.28%	1.83%
Class I Shares	1.28%	0.83%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% (1.10% after January 31, 2014) of the average daily net assets of any class of Fund shares. This expense limitation expiring January 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 5/2/11.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Yields as of September 30, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Symphony Credit Opportunities Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares[1]	5.91%	4.97%
Class C Shares	5.50%	4.48%
Class I Shares	6.45%	5.65%

Nuveen Symphony Floating Rate Income Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares[1]	5.16%	4.35%
Class C Shares	4.68%	3.81%
Class I Shares	5.66%	4.82%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

14	Nuveen Investments

Holding Summaries as of September 30, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Symphony Credit
 Opportunities Fund

Portfolio Credit Quality1

Nuveen Symphony Floating Rate Income Fund

Portfolio Credit Quality2

Portfolio Allocation3

Portfolio Allocation3

Portfolio Composition[3]
Health Care Providers & Services	11.3%
Oil, Gas & Consumable Fuels	9.8%
Media	7.1%
Health Care Equipment & Supplies	5.5%
Pharmaceuticals	4.0%
IT Services	3.6%
Diversified Telecommunication Services	3.6%
Hotels, Restaurants & Leisure	3.6%
Communications Equipment	3.4%
Specialty Retail	3.2%
Commercial Services & Supplies	3.0%
Software	2.5%
Food & Staples Retailing	2.4%
Containers & Packaging	2.1%
Food Products	2.1%
Chemicals	2.0%
Diversified Financial Services	1.6%
Internet Software & Services	1.6%
Airlines	1.3%
Textiles, Apparel & Luxury Goods	1.3%
Trading Companies & Distributors	1.3%
Short-Term Investments	5.8%
Other[6]	17.9%

Portfolio Composition[3]
Health Care Providers & Services	14.8%
Pharmaceuticals	11.7%
Media	10.7%
Diversified Financial Services	6.9%
IT Services	6.2%
Oil, Gas & Consumable Fuels	6.2%
Hotels, Restaurants & Leisure	3.3%
Real Estate Management & Development	3.3%
Food & Staples Retailing	3.0%
Wireless Telecommunication Services	2.7%
Commercial Services & Supplies	2.7%
Biotechnology	2.6%
Food Products	2.4%
Short-Term Investments	4.6%
Other[7]	18.9%

1	As a percentage of total investments (excluding common stocks and short-term investments) as of September 30, 2012. Holdings are subject to change.

2	As a percentage of total investments (excluding short-term investments) as of September 30, 2012. Holdings are subject to change.

3	As a percentage of total net assets as of September 30, 2012. Holdings are subject to change.

4	Rounds to less than 0.1%.

5	Other assets less liabilities.

6	Includes other assets less liabilities and all industries less than 1.3% of total net assets.

7	Includes other assets less liabilities and all industries less than 2.4% of total net assets.

Nuveen Investments	15

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Credit Opportunities Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (4/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/12)	$1,057.70	$1,054.00	$1,059.50	$1,019.65	$1,015.90	$1,020.90
Expenses Incurred During Period	$5.50	$9.35	$4.22	$5.40	$9.17	$4.14

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.07%, 1.82% and .82% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Symphony Floating Rate Income Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (4/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/12)	$1,040.10	$1,035.70	$1,040.90	$1,019.65	$1,015.90	$1,020.90
Expenses Incurred During Period	$5.46	$9.26	$4.18	$5.40	$9.17	$4.14

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.07%, 1.82% and .82% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

16	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Symphony Credit Opportunities Fund and Nuveen Symphony Floating Rate Income Fund (each a series of the Nuveen Investment Trust III, hereinafter referred to as the “Funds”) at September 30, 2012, the results of each of their operations for the period then ended, and the change in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

November 28, 2012

Nuveen Investments	17

Portfolio of Investments

Nuveen Symphony Credit Opportunities Fund

September 30, 2012

Shares	Description (1)				Value
	COMMON STOCKS – 0.0%

	Paper & Forest Products – 0.0%

30,709	Catalyst Paper Corporation, (6)				$14,587
	Total Common Stocks (cost $14,491)				14,587

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE BONDS – 1.7%

	Health Care Equipment & Supplies – 0.6%

$1,537	Hologic Inc. Convertible Bond	2.000%	12/15/37	B+	$1,524,511
	Health Care Providers & Services – 0.4%

500	LifePoint Hospitals, Inc., Convertible Bonds	3.500%	5/15/14	BB–	543,438

500	Omnicare, Inc.	3.250%	12/15/35	B+	493,750
1,000	Total Health Care Providers & Services				1,037,188
	Life Sciences Tools & Services – 0.2%

500	Charles River Laboratories International, Inc.	2.250%	6/15/13	BB+	507,813
	Multiline Retail – 0.1%

200	Saks, Inc., Convertible Bonds	2.000%	3/15/24	BB	207,375
	Semiconductors & Equipment – 0.4%

1,000	ON Semiconductor Corporation	2.625%	12/15/26	BB	1,018,125
$4,237	Total Convertible Bonds (cost $4,178,064)				4,295,012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 64.1%

	Aerospace & Defense – 0.4%

$1,000	TransDigm Inc.	7.750%	12/15/18	B–	$1,105,000
	Airlines – 1.2%

3,000	Continental Airlines, Inc., 144A	6.750%	9/15/15	Ba2	3,146,250
	Auto Components – 0.3%

250	Goodyear Tire & Rubber Company	7.000%	5/15/22	B+	265,000

500	Tenneco Inc.	7.750%	8/15/18	BB–	543,750
750	Total Auto Components				808,750
	Building Products – 0.4%

1,000	McJunkin Red Man Corporation	9.500%	12/15/16	B	1,078,750
	Chemicals – 1.1%

500	Ferro Corporation	7.875%	8/15/18	B1	482,500

1,600	Ineos Finance PLC, 144A	8.375%	2/15/19	B+	1,684,000

200	Phibro Animal Health Corporation, 144A	9.250%	7/01/18	B–	194,000

500	PolyOne Corporation	7.375%	9/15/20	Ba3	541,250
2,800	Total Chemicals				2,901,750
	Commercial Services & Supplies – 2.0%

3,000	Ceridian Corporation, 144A	8.875%	7/15/19	B1	3,240,000

300	Ceridian Corporation	12.250%	11/15/15	CCC	298,500

1,000	International Lease Finance Corporation	4.875%	4/01/15	BBB–	1,039,411

500	Mead Products LLC/ACCO Brands, 144A	6.750%	4/30/20	BB	521,250
4,800	Total Commercial Services & Supplies				5,099,161

18	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Communications Equipment – 2.8%

$1,000	Avaya Inc.	9.750%	11/01/15	CCC+	$887,500

2,200	Avaya Inc.	10.125%	11/01/15	CCC+	1,963,500

1,000	IntelSat Jackson Holdings	7.250%	4/01/19	B	1,080,000

1,000	IntelSat Jackson Holdings	7.500%	4/01/21	B	1,082,500

2,000	Nortel Networks Limited	0.000%	7/15/13	N/R	2,075,000
7,200	Total Communications Equipment				7,088,500
	Computers & Peripherals – 0.4%

800	Seagate HDD Cayman	7.750%	12/15/18	BB+	884,000
	Consumer Finance – 0.2%

500	Ally Financial Inc.	7.500%	9/15/20	BB–	573,750
	Containers & Packaging – 1.6%

1,000	Ardagh Packaging Finance PLC, 144A	7.375%	10/15/17	Ba3	1,072,500

1,000	Ardagh Packaging Finance PLC, 144A	7.375%	10/15/17	Ba3	1,071,250

500	Reynolds Group, 144A	6.875%	2/15/21	B+	527,500

1,250	Reynolds Group	7.875%	8/15/19	B+	1,350,000
3,750	Total Containers & Packaging				4,021,250
	Distributors – 0.4%

1,000	HD Supply Inc., 144A	8.125%	4/15/19	B+	1,085,000
	Diversified Consumer Services – 0.4%

1,000	Servicemaster Company	8.000%	2/15/20	B–	1,060,000
	Diversified Financial Services – 0.4%

1,000	Charter Communications, CCO Holdings LLC	7.375%	6/01/20	BB–	1,116,250
	Diversified Telecommunication Services – 3.6%

1,500	Cincinnati Bell Inc.	8.375%	10/15/20	B1	1,612,500

2,000	Frontier Communications Corporation	7.125%	1/15/23	BB+	2,080,000

2,000	Level 3 Financing Inc., 144A	7.000%	6/01/20	BB–	2,020,000

2,000	Level 3 Financing Inc.	8.625%	7/15/20	BB–	2,160,000

250	Windstream Corporation	8.125%	9/01/18	BB+	270,000

1,000	Windstream Corporation	7.500%	4/01/23	BB+	1,045,000
8,750	Total Diversified Telecommunication Services				9,187,500
	Electric Utilities – 1.3%

200	Energy Future Holdings	10.250%	1/15/20	B–	220,500

1,000	Energy Future Intermediate Holding Company LLC, 144A	11.750%	3/01/22	CCC+	1,062,500

1,000	Energy Future Intermediate Holding Company LLC	6.875%	8/15/17	B–	1,035,000

800	Energy Future Intermediate Holding Company LLC	10.000%	12/01/20	B–	900,000
3,000	Total Electric Utilities				3,218,000
	Energy Equipment & Services – 1.0%

400	Atwood Oceanics Inc.	6.500%	2/01/20	BB	428,000

2,000	Hornbeck Offshore Services Inc.	5.875%	4/01/20	BB–	2,035,000
2,400	Total Energy Equipment & Services				2,463,000
	Food & Staples Retailing – 0.9%

1,600	Rite Aid Corporation	9.250%	3/15/20	CCC+	1,640,000

500	Rite Aid Corporation	8.000%	8/15/20	BB–	567,500
2,100	Total Food & Staples Retailing				2,207,500

Nuveen Investments	19

Portfolio of Investments

Nuveen Symphony Credit Opportunities Fund (continued)

September 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Food Products – 1.0%

$1,000	Del Monte Corporation	7.625%	2/15/19	B3	$1,028,750

1,500	JBS USA LLC, 144A	8.250%	2/01/20	BB	1,496,250
2,500	Total Food Products				2,525,000
	Gas Utilities – 0.9%

2,000	AmeriGas Finance LLC	7.000%	5/20/22	Ba2	2,155,000
	Health Care Equipment & Supplies – 4.2%

500	Apria Healthcare Group Inc.	12.375%	11/01/14	B	487,500

400	Beagle Acquisition Corporation, 144A	11.000%	12/31/19	CCC+	454,000

1,500	Biomet Inc., 144A (WI/DD)	6.500%	8/01/20	B–	1,554,375

862	Biomet Inc.	11.625%	10/15/17	B–	918,030

1,600	Chiron Merger Sub Inc., 144A	10.500%	11/01/18	B	1,692,000

500	DJO Finance LLC/DJO Finance Corporation, 144A (WI/DD)	8.750%	3/15/18	B–	531,875

2,500	DJO Finance LLC/DJO Finance Corporation	7.750%	4/15/18	CCC+	2,281,250

1,000	Hologic Incorporated, 144A	6.250%	8/01/20	BB	1,060,000

1,750	Rotech Healthcare Inc.	10.750%	10/15/15	B3	1,715,000
10,612	Total Health Care Equipment & Supplies				10,694,030
	Health Care Providers & Services – 6.8%

1,000	Aviv Healthcare Properties LP	7.750%	2/15/19	B1	1,060,000

500	Capella Healthcare Inc.	9.250%	7/01/17	B	533,125

2,000	Community Health Systems, Inc.	5.125%	8/15/18	BB+	2,075,000

2,000	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,910,000

3,000	Prospect Medical Holdings Inc., 144A	8.375%	5/01/19	B2	3,180,000

250	Rotech Healthcare Inc.	10.500%	3/15/18	CCC–	142,500

1,385	Symbion Inc.	8.000%	6/15/16	B2	1,419,625

500	Universal Health Services Inc.	7.000%	10/01/18	BB–	541,875

2,000	Universal Hospital Services Inc., 144A	7.625%	8/15/20	B+	2,085,000

2,000	Vanguard Health Holding LLC/Inc.	7.750%	2/01/19	B–	2,127,500

2,000	Wolverine Healthcare Analytics, 144A	10.625%	6/01/20	CCC+	2,140,000
16,635	Total Health Care Providers & Services				17,214,625
	Health Care Technology – 0.2%

500	MedAssets Inc., 144A	8.000%	11/15/18	B–	545,000
	Hotels, Restaurants & Leisure – 3.0%

350	Carrols Restaurant Group, 144A	11.250%	5/15/18	B–	381,500

500	Harrah’s Operating Company, Inc.	5.625%	6/01/15	CCC	411,250

200	Harrah’s Operating Company, Inc.	11.250%	6/01/17	B	215,000

1,000	Landry’s Restaurants Inc., 144A	9.375%	5/01/20	CCC+	1,055,000

1,200	MGM Resorts International Inc., 144A	8.625%	2/01/19	B–	1,308,000

1,200	MGM Resorts International Inc.	7.750%	3/15/22	B–	1,254,000

200	Pinnacle Entertainment Inc.	8.750%	5/15/20	B	220,750

2,000	Pinnacle Entertainment Inc.	7.750%	4/01/22	B	2,180,000

500	Scientific Games Corporation	8.125%	9/15/18	BB–	546,250
7,150	Total Hotels, Restaurants & Leisure				7,571,750
	Household Durables – 0.7%

1,600	Libbey Glass Inc., 144A	6.875%	5/15/20	B+	1,720,000

20	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Household Products – 0.5%

$200	Central Garden & Pet Compa, Senior Subordinate Notes	8.250%	3/01/18	B	$212,000

1,000	Sprectum Brands Inc.	9.500%	6/15/18	BB–	1,127,500
1,200	Total Household Products				1,339,500
	Independent Power Producers & Energy Traders – 0.8%

400	Calpine Corporation, 144A	7.875%	7/31/20	BB	437,000

1,500	NRG Energy Inc., 144A	6.625%	3/15/23	BB–	1,533,750
1,900	Total Independent Power Producers & Energy Traders				1,970,750
	IT Services – 2.2%

3,000	First Data Corporation, 144A	7.375%	6/15/19	BB–	3,093,750

1,000	First Data Corporation, 144A	6.750%	11/01/20	BB–	993,750

500	Lender Processing Services Inc., (WI/DD)	5.750%	4/15/23	BB+	500,000

1,000	Zayo Escrow Corporation	8.125%	1/01/20	B1	1,092,500
5,500	Total IT Services				5,680,000
	Leisure Equipment & Products – 1.1%

2,000	PC Merger Sub Inc., 144A	8.875%	8/01/20	CCC+	2,130,000

500	The Academy Limited Finance, 144A	9.250%	8/01/19	CCC+	549,375
2,500	Total Leisure Equipment & Products				2,679,375
	Machinery – 0.6%

1,500	NES Rental Holdings Inc., 144A	12.250%	4/15/15	CCC+	1,507,500
	Media – 4.8%

1,000	Charter Communications, CCO Holdings LLC	7.000%	1/15/19	BB–	1,082,500

1,000	Charter Communications, CCO Holdings LLC	6.625%	1/31/22	BB–	1,092,500

1,000	Clear Channel Communications, Inc.	5.500%	9/15/14	CCC–	900,000

500	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC–	350,000

2,000	Clear Channel Communications, Inc.	11.000%	8/01/16	CCC–	1,400,000

500	Clear Channel Worldwide Holdings Inc.	7.625%	3/15/20	B	480,000

1,100	Clear Channel Worldwide Holdings Inc.	7.625%	3/15/20	B+	1,072,500

379	Entravision Communications Corporation	8.750%	8/01/17	B	409,320

1,000	Mediacom LLC	7.250%	2/15/22	B	1,072,500

1,000	National CineMedia LLC	6.000%	4/15/22	Ba2	1,055,000

500	UnityMedia Hessen GmBH	7.500%	3/15/19	BB–	548,750

1,000	UPCB Finance Limited, 144A	7.250%	11/15/21	BB–	1,087,500

500	UPCB Finance VI Limtied, 144A	6.875%	1/15/22	BB–	530,000

1,000	WideOpenWest Finance Capital Corporation, 144A	10.250%	7/15/19	CCC+	1,055,000
12,479	Total Media				12,135,570
	Metals & Mining – 0.6%

1,000	Global Brass and Copper, 144A	9.500%	6/01/19	B	1,085,000

500	Novellis Inc.	8.750%	12/15/20	B	553,750
1,500	Total Metals & Mining				1,638,750
	Multiline Retail – 1.0%

2,700	Bon-Ton Department Stores Inc.	10.250%	3/15/14	CCC	2,592,000
	Oil, Gas & Consumable Fuels – 8.7%

1,000	Calumet Specialty Products	9.375%	5/01/19	B	1,075,000

250	Chaparral Energy Inc., 144A	7.625%	11/15/22	B–	262,500

Nuveen Investments	21

Portfolio of Investments

Nuveen Symphony Credit Opportunities Fund (continued)

September 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Oil, Gas & Consumable Fuels (continued)

$2,000	Drill Rigs Holdings Inc., 144A	6.500%	10/01/17	B	$1,987,500

600	Energy XXI Gulf Coast Inc.	7.750%	6/15/19	B+	636,000

1,250	Everest Acquisition LLC Finance, 144A	7.750%	9/01/22	B	1,275,000

1,000	Genesis Energy LP	7.875%	12/15/18	B	1,060,000

2,000	Laredo Petroleum Inc.	7.375%	5/01/22	B–	2,160,000

2,000	Linn Energy LLC Finance Corporation, 144A	6.250%	11/01/19	B2	1,990,000

2,000	Oasis Petroleum Inc.	6.500%	11/01/21	B	2,110,000

2,000	Penn Virginia Corporation	10.375%	6/15/16	B	2,077,500

2,000	PetroBakken Energy Limited, 144A	8.625%	2/01/20	CCC+	2,080,000

1,200	Samson Investment Company, 144A	9.750%	2/15/20	B–	1,236,000

1,500	Sandridge Energy Inc., 144A	7.500%	3/15/21	B	1,545,000

1,500	Sandridge Energy Inc., 144A	7.500%	2/15/23	B	1,545,000

1,000	Tesoro Petroleum Corporation	5.375%	10/01/22	BB+	1,030,000
21,300	Total Oil, Gas & Consumable Fuels				22,069,500
	Paper & Forest Products – 0.8%

1,700	Ainsworth Lumber Limited, 144A	11.000%	7/29/15	B–	1,615,000

532	Catalyst Paper Corporation	11.000%	10/30/17	N/R	436,384
2,232	Total Paper & Forest Products				2,051,384
	Personal Products – 0.4%

1,000	Prestige Brands Inc.	8.125%	2/01/20	B–	1,115,000
	Pharmaceuticals – 0.7%

72	Angiotech Pharmaceuticals Inc.	5.000%	12/01/13	N/R	71,820

897	Angiotech Pharmaceuticals Inc.	9.000%	12/01/16	N/R	903,728

750	Warner Chilcott Company LLC	7.750%	9/15/18	BB–	800,625
1,719	Total Pharmaceuticals				1,776,173
	Real Estate Investment Trust – 0.5%

1,200	Istar Financial Inc.	9.000%	6/01/17	B+	1,284,000
	Road & Rail – 0.7%

1,000	Avis Budget Car Rental	8.250%	1/15/19	B+	1,088,750

200	Florida East Railway Corporation	8.125%	2/01/17	B–	210,500

500	Swift Services Holdings Inc.	10.000%	11/15/18	B+	541,250
1,700	Total Road & Rail				1,840,500
	Software – 0.7%

850	Lawson Software Inc., 144A	11.500%	7/15/18	B–	969,000

750	Lawson Software Inc.	9.375%	4/01/19	B–	832,500
1,600	Total Software				1,801,500
	Specialty Retail – 1.8%

3,000	Claires Stores, Inc., 144A	9.000%	3/15/19	B	3,112,500

1,000	Claires Stores, Inc.	10.500%	6/01/17	CCC	850,000

500	Sonic Automotive Inc., 144A	7.000%	7/15/22	B+	535,000
4,500	Total Specialty Retail				4,497,500
	Textiles, Apparel & Luxury Goods – 1.3%

2,000	Levi Strauss & Company	6.875%	5/01/22	B+	2,085,000

1,000	Perry Ellis International	7.875%	4/01/19	B+	1,035,000

250	Polymer Group Inc.	7.750%	2/01/19	B1	266,250
3,250	Total Textiles, Apparel & Luxury Goods				3,386,250

22	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Trading Companies & Distributors – 1.3%

$2,000	United Rental Financing Escrow Corporation, 144A	5.750%	7/15/18	BB	$2,112,500

1,200	United Rental Financing Escrow Corporation, 144A	7.375%	5/15/20	B+	1,290,000
3,200	Total Trading Companies & Distributors				3,402,500
	Wireless Telecommunication Services – 0.4%

1,000	Syniverse Holdings Inc.	9.125%	1/15/19	B–	1,075,000
$157,827	Total Corporate Bonds (cost $156,084,821)				163,312,568

Principal Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value
	VARIABLE RATE SENIOR LOAN INTERESTS – 30.4% (4)

	Airlines – 0.1%

$241	United Air Lines, Inc., Term Loan B	2.250%	2/01/14	BB–	$239,239
	Biotechnology – 0.1%

296	Grifols, Inc., Term Loan	4.500%	6/01/17	BB	298,633
	Capital Markets – 0.3%

850	American Capital, LTD., Senior Secured Term Loan	5.500%	8/15/16	B	858,500
	Chemicals – 0.8%

896	Ineos US Finance LLC, Term Loan B	6.500%	5/04/18	B+	905,894

448	Styron S.a.r.l. Corporation, Term Loan	8.000%	8/02/17	B+	430,466

66	Tronox, Inc., Delayed Term Loan	4.250%	2/08/18	BB+	66,427

241	Tronox, Inc., Term Loan B, First Lien	4.250%	2/03/18	BB+	243,565

491	Univar, Inc., Term Loan	5.000%	6/30/17	B+	490,137
2,142	Total Chemicals				2,136,489
	Commercial Services & Supplies – 1.0%

2,496	Ceridian Corporation, Extended Term Loan	5.977%	5/09/17	B1	2,514,825
	Communications Equipment – 0.7%

1,225	Avaya, Inc., Term Loan	3.177%	10/27/14	B1	1,190,416

498	Genesys International Corporation, Term Loan B	6.750%	1/31/19	BB–	503,304
1,723	Total Communications Equipment				1,693,720
	Construction Materials – 0.4%

955	Schaeffler AG, Term Loan C2, First Lien	6.000%	1/27/17	B1	964,550
	Consumer Finance – 0.5%

1,000	Residential Capital Corp, Term Loan A1	5.000%	11/18/13	Ba1	1,005,625

375	Springleaf Financial Funding Company, Term Loan	5.500%	5/10/17	B3	367,875
1,375	Total Consumer Finance				1,373,500
	Containers & Packaging – 0.5%

715	Reynolds Group Holdings, Inc., Term Loan, (WI/DD)	TBD	TBD	B+	719,156

613	Sealed Air Corporation, Term Loan	4.750%	10/03/18	Ba1	617,367
1,328	Total Containers & Packaging				1,336,523
	Distributors – 0.5%

1,250	HD Supply, Inc., Term Loan	7.250%	10/12/17	B+	1,292,448
	Diversified Consumer Services – 0.4%

997	Cengage Learning Acquisitions, Inc., Term Loan, (WI/DD)	TBD	TBD	B	951,108

Nuveen Investments	23

Portfolio of Investments

Nuveen Symphony Credit Opportunities Fund (continued)

September 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value
	Diversified Financial Services – 1.2%

$1,000	ADS Waste Holdings Inc., Term Loan B, (WI/DD)	TBD	TBD	B1	$1,008,333

1,995	Sheridan Holdings, Inc., Term Loan, First Lien	6.000%	7/01/18	B+	2,016,197
2,995	Total Diversified Financial Services				3,024,530
	Food & Staples Retailing – 1.5%

900	BJ Wholesale Club, Inc., Term Loan, First Lien	5.750%	9/20/19	B	906,638

500	BJ Wholesale Club, Inc., Term Loan, Second Lien	9.750%	3/30/20	CCC+	508,750

900	Wendy’s/Arby’s Restaurants, Inc., Term Loan B	4.750%	5/15/19	BB–	909,140

1,500	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/22/18	B1	1,516,875
3,800	Total Food & Staples Retailing				3,841,403
	Food Products – 1.2%

491	Pierre Foods, Inc., Term Loan	7.001%	9/30/16	B+	494,064

2,456	U.S. Foodservice, Inc., Extended Term Loan	5.750%	3/31/17	B–	2,429,673
2,947	Total Food Products				2,923,737
	Health Care Equipment & Supplies – 0.7%

993	Chiron Merger Sub, Inc., Term Loan	7.000%	5/04/18	Ba2	1,008,008

875	Hologic, Inc., Term Loan B	4.500%	8/01/19	BBB–	886,375
1,868	Total Health Care Equipment & Supplies				1,894,383
	Health Care Providers & Services – 4.2%

3,000	DaVita, Inc., New Term Loan B2, (WI/DD)	TBD	TBD	Ba2	3,011,248

662	Emdeon Business Services LLC, Term Loan B1	5.000%	11/02/18	BB–	667,465

693	Gentiva Health Services, Inc., Term Loan B	6.500%	8/17/16	B1	690,845

461	IASIS Healthcare LLC, Term Loan B	5.000%	5/03/18	Ba3	463,298

97	LifeCare Holdings, Inc., Term Loan Add On	8.206%	2/01/16	CCC–	92,212

535	LifeCare, Term Loan	8.206%	2/01/16	CCC–	511,195

341	MultiPlan, Inc., Term Loan B	4.750%	8/26/17	Ba3	342,161

739	National Mentor Holdings, Inc., Tranche B	7.000%	2/09/17	B+	738,935

494	Select Medical Corporation, Term Loan	5.500%	6/01/18	BB–	497,145

1,496	Select Medical Corporation, Tranche B, Term Loan A	5.502%	6/01/18	BB–	1,509,342

960	Skilled Healthcare Group, Inc., Term Loan	6.750%	4/09/16	B1	964,453

1,122	Wolverine Healthcare, Term Loan B	6.750%	6/06/19	Ba3	1,132,007
10,600	Total Health Care Providers & Services				10,620,306
	Hotels, Restaurants & Leisure – 0.6%

1,493	Landry’s Restaraunts, Inc., Term Loan B	6.500%	4/24/18	B+	1,515,261
	Household Durables – 0.6%

1,500	AOT Bedding Super Holdings LLC, Term Loan B, (WI/DD)	TBD	TBD	B+	1,496,116
	Household Products – 0.0%

79	Visant Corporation, Term Loan	5.250%	12/22/16	BB–	76,677
	Internet & Catalog Retail – 0.1%

235	Burlington Coat Factory Warehouse Corporation, Term Loan B1	5.500%	2/23/17	B	238,579
	Internet Software & Services – 1.6%

627	Go Daddy Operating Co. LLC, Term Loan, Tranche B1	5.500%	12/17/18	Ba3	625,234

2,000	Sabre, Inc., Incremental Term Loan	7.250%	12/10/17	B1	2,018,334

1,432	Web.com, Term Loan, First Lien	7.000%	10/27/17	Ba3	1,444,702
4,059	Total Internet Software & Services				4,088,270

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value
	IT Services – 1.4%

$160	First Data Corporation, Extended Term Loan B	5.217%	3/24/17	B+	$157,472

1,178	Infor Enterprise Applications, Term Loan B	5.250%	4/05/18	B1	1,184,433

817	SRA International, Term Loan	6.500%	7/20/18	B1	812,036

422	VFH Parent LLC, Term Loan	7.500%	7/08/16	Ba1	425,211

998	Zayo Group LLC Term Loan	7.125%	7/02/19	B1	1,009,969
3,575	Total IT Services				3,589,121
	Leisure Equipment & Products – 0.2%

496	Academy, Ltd., Term Loan	6.000%	8/03/18	B	499,086
	Machinery – 0.4%

1,000	Navistar International Corporation, Term Loan B	7.000%	8/16/17	Ba2	1,016,250
	Media – 2.4%

277	Atlantic Broadband Finance LLC, Term Loan B, (WI/DD)	TBD	TBD	Ba3	279,316

995	Cequel Communications LLC, Term Loan	4.000%	2/14/19	Ba2	1,000,286

694	Cumulus Media, Inc., Term Loan, First Lien	5.750%	9/17/18	Ba2	699,023

350	Cumulus Media, Inc., Term Loan, Second Lien	7.500%	9/16/19	B2	354,375

500	Kabel Deutschland GmbH, Term Loan F	4.250%	1/20/19	Ba2	501,473

1,000	Tribune Company, Term Loan B, (5)	0.000%	6/04/14	Ca	759,318

2,414	WideOpenWest Finance LLC, Term Loan B, DD1	6.250%	7/12/18	B1	2,439,598
6,230	Total Media				6,033,389
	Multiline Retail – 0.1%

196	99 Cents Only Stores, Term Loan B1	5.250%	1/11/19	B+	197,990
	Oil, Gas & Consumable Fuels – 1.1%

992	CCS Income Trust, Delayed Term Loan	3.216%	11/14/14	B2	983,645

1,000	El Paso Corporation, Tranche B1, Term Loan	5.000%	5/24/18	BB–	1,010,625

833	Samson Investment Company, Initial Term Loan, Second Lien	6.000%	9/25/18	B+	839,757
2,825	Total Oil, Gas & Consumable Fuels				2,834,027
	Personal Products – 0.2%

428	Prestige Brands, Inc., Term Loan 1	5.250%	1/27/19	BB–	432,998
	Pharmaceuticals – 3.3%

1,995	Bausch & Lomb, Inc., Term Loan B	5.250%	5/17/19	B+	2,019,439

271	ConvaTec Healthcare, Term Loan	5.000%	12/30/16	Ba3	272,259

48	Graceway Pharmaceuticals LLC, Term Loan, (5)	0.000%	5/03/13	N/R	52,358

1,800	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D	4.250%	2/01/19	BBB–	1,807,500

1,375	Par Pharmaceutical Companies, Inc., Term Loan B, (WI/DD)	TBD	TBD	B1	1,374,141

496	Pharmaceutical Product Development, Inc., Term Loan	6.250%	12/05/18	BB–	501,419

790	Quintiles Transnational Corporation, Term Loan B	5.000%	6/08/18	BB–	795,728

246	Warner Chilcott Company LLC, Term Loan B1 Additional	4.250%	3/15/18	BBB–	246,593

648	Warner Chilcott Corporation, Term Loan B1	4.250%	3/15/18	BBB–	649,341

324	Warner Chilcott Corporation, Term Loan B2	4.250%	3/15/18	BBB–	324,671

445	Warner Chilcott Corporation, Term Loan B3	4.250%	3/15/18	BBB–	446,422
8,438	Total Pharmaceuticals				8,489,871
	Real Estate Management & Development – 0.7%

447	Capital Automotive LP, Tranche B	5.250%	3/11/17	Ba3	450,795

1,000	Homeward Residential Holdings, Inc., Initial Term Loan	8.250%	8/08/17	B+	1,015,625

Nuveen Investments	25

Portfolio of Investments

Nuveen Symphony Credit Opportunities Fund (continued)

September 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value
	Real Estate Management & Development (continued)

$383	LNR Property Corporation, Term Loan	4.750%	4/29/16	BB+	$384,248
1,830	Total Real Estate Management & Development				1,850,668
	Road & Rail – 0.2%

406	Swift Transportation Company, Inc., Term Loan, Tranche B2	5.000%	12/21/17	BB	409,156
	Software – 1.8%

1,766	Attachmate Corporation, Term Loan, First Lien	7.250%	11/22/17	BB–	1,782,809

993	BlackBoard, Inc., Term Loan, First Lien	7.500%	10/04/18	B+	998,951

443	Datatel Parent Corp, Term Loan B	6.250%	7/19/18	B+	448,976

1,309	SS&C Technologies, Inc./Sunshine Acquisition II, Inc., Funded Term Loan B1	5.000%	6/07/19	BB–	1,322,900

135	SS&C Technologies, Inc./Sunshine Acquisition II, Inc., Funded Term Loan B2	5.000%	6/07/19	BB–	137,423
4,646	Total Software				4,691,059
	Specialty Retail – 1.4%

917	Collective Brands, Inc., Term Loan B, (WI/DD)	TBD	TBD	B1	921,250

443	Jo-Ann Stores, Inc., Term Loan	4.750%	3/16/18	B+	444,963

124	Lord & Taylor Holdings LLC, Term Loan	5.750%	12/21/18	BB	125,067

925	Party City Corporation, Term Loan	5.750%	7/23/19	B1	937,863

1,243	Toys “R” Us – Delaware Inc., Term Loan	5.250%	5/17/18	B+	1,224,367
3,652	Total Specialty Retail				3,653,510
	Wireless Telecommunication Services – 0.2%

474	Clear Channel Communications, Inc., Tranche B, Term Loan	3.866%	1/29/16	CCC+	389,032
$77,425	Total Variable Rate Senior Loan Interests (cost $75,865,309)				77,464,954

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 5.8%

$14,678	Repurchase Agreement with State Street Bank, dated 9/28/12, repurchase price $14,678,259, collateralized by $14,645,000 U.S. Treasury Notes, 1.750%, due 5/15/22, value $14,974,513	0.010%	10/01/12		$14,678,247
	Total Short-Term Investments (cost $14,678,247)				14,678,247
	Total Investments (cost $250,820,932) – 102.0%				259,765,368
	Other Assets Less Liabilities – (2.0)%				(5,026,110)
	Net Assets – 100%				$254,739,258

26	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.

Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a Senior Loan.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond or senior loan, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

N/R	Not rated.

DD1	Portion of investment purchased on a delayed delivery basis.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

Nuveen Investments	27

Portfolio of Investments

Nuveen Symphony Floating Rate Fund

September 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 5.9%

	Diversified Financial Services – 3.1%

$350	UPCB Finance III Limited, 144A	6.625%	7/01/20	BB–	$366,625
	IT Services – 1.7%

200	First Data Corporation	9.875%	9/24/15	B–	204,000
	Pharmaceuticals – 1.1%

125	Warner Chilcott Company LLC	7.750%	9/15/18	BB–	133,438
$675	Total Corporate Bonds (cost $687,604)				704,063

Principal Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value
	VARIABLE RATE SENIOR LOAN INTERESTS – 90.2% (4)

	Auto Components – 1.3%

$150	Allison Transmission, Inc., Term Loan B3	4.250%	8/07/19	BB–	$150,326
	Biotechnology – 2.6%

107	Alkermes Inc., First Lien Term Loan, (WI/DD)	TBD	TBD	BB	107,492

198	Onex Carestream Finance LP, Term Loan	5.000%	2/25/17	BB–	196,693
305	Total Biotechnology				304,185
	Capital Markets – 1.8%

213	American Capital, LTD., Senior Secured Term Loan	5.500%	8/15/16	B	214,625
	Commercial Services & Supplies – 2.7%

100	Ceridian Corporation, Extended Term Loan	5.977%	5/09/17	B1	100,750

241	Harland Clarke Holdings Corporation, Extended Term Loan	5.466%	6/30/17	B+	216,388
341	Total Commercial Services & Supplies				317,138
	Consumer Finance – 1.7%

199	Royalty Pharma Finance Trust, Incremental Term Loan	4.000%	11/09/18	Baa2	200,761
	Containers & Packaging – 1.6%

193	Reynolds Group Holdings, Inc., Term Loan, (WI/DD)	TBD	TBD	B+	193,619
	Diversified Consumer Services – 1.6%

199	Cengage Learning Acquisitions, Inc., Term Loan	2.470%	7/03/14	B	190,222
	Diversified Financial Services – 3.8%

250	ADS Waste Holdings Inc., Term Loan B, (WI/DD)	TBD	TBD	B1	252,083

200	Savers Inc., Term Loan B	6.250%	7/09/19	Ba3	202,243
450	Total Diversified Financial Services				454,326
	Food & Staples Retailing – 3.0%

360	BJ Wholesale Club, Inc., Term Loan, First Lien	5.750%	9/20/19	B	362,655
	Food Products – 2.4%

294	U.S. Foodservice, Inc., Extended Term Loan	5.750%	3/31/17	B–	291,167
	Health Care Equipment & Supplies – 2.1%

248	Chiron Merger Sub, Inc., Term Loan	7.000%	5/04/18	Ba2	252,002
	Health Care Providers & Services – 14.8%

182	Emdeon Business Services LLC, Term Loan B1	5.000%	11/02/18	BB–	183,176

248	Golden Living, Term Loan	5.000%	5/04/18	B+	240,008

119	Health Management Associates, Inc., Term Loan B	4.500%	11/16/18	BB–	120,159

199	IASIS Healthcare LLC, Term Loan B, (WI/DD)	TBD	TBD	Ba3	200,366

28	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value

	Health Care Providers & Services (continued)

$148	RegionalCare Hospital Partners Holdings Inc, Term Loan	8.000%	11/03/18	B	$148,398

296	Select Medical Corporation, Term Loan	5.500%	6/01/18	BB–	298,292

100	Select Medical Corporation, Tranche B, Term Loan A	5.502%	6/01/18	BB–	100,623

250	Sheridan Holdings, Inc., Term Loan, Second Lien	9.000%	7/01/19	B–	252,500

224	Wolverine Healthcare, Term Loan B	6.750%	6/06/19	Ba3	226,401
1,766	Total Health Care Providers & Services				1,769,923
	Hotels, Restaurants & Leisure – 3.3%

150	Caesars Entertainment Operating Company, Inc., Term Loan B6	5.467%	1/28/18	B	136,714

249	Landry’s Restaraunts, Inc., Term Loan B	6.500%	4/24/18	B+	252,543
399	Total Hotels, Restaurants & Leisure				389,257
	Household Durables – 1.3%

150	AOT Bedding Super Holdings LLC, Term Loan B, (WI/DD)	TBD	TBD	B+	149,612
	IT Services – 4.5%

178	First Data Corporation, Extended Term Loan B	5.217%	3/24/17	B+	175,553

85	Frac Tech International LLC, Term Loan, DD1	6.250%	5/06/16	B+	82,386

175	Infor Enterprise Applications, Term Loan B	5.250%	4/05/18	B1	175,472

104	Sabre, Inc., New Extended Term Loan	5.966%	12/29/17	B1	102,929
542	Total IT Services				536,340
	Leisure Equipment & Products – 2.1%

248	Academy, Ltd., Term Loan	6.000%	8/03/18	B	249,543
	Machinery – 2.1%

250	Navistar International Corporation, Term Loan B	7.000%	8/16/17	Ba2	254,062
	Media – 10.7%

92	Atlantic Broadband Finance LLC, Term Loan B, (WI/DD)	TBD	TBD	Ba3	92,920

212	EMI Music Publishing LLC, Term Loan B	5.500%	6/29/18	BB–	214,883

250	Kabel Deutschland GmbH, Term Loan F	4.250%	1/20/19	Ba2	250,736

250	Mediacom Broadband LLC, Tranche G, Term Loan	4.000%	1/20/20	Ba3	248,750

93	UPC Broadband Holding BV, Term Loan, Tranche AB	4.750%	12/31/17	Ba3	93,553

200	Wave Division Holdings LLC, Term Loan B, (WI/DD)	TBD	TBD	BB–	201,750

176	WideOpenWest Finance LLC, Term Loan B	6.250%	7/12/18	B1	177,425
1,273	Total Media				1,280,017
	Oil, Gas & Consumable Fuels – 6.2%

298	CCS Income Trust, Add on Term Loan B	6.500%	11/14/14	B	298,742

225	El Paso Corporation, Tranche B1, Term Loan	5.000%	5/24/18	BB–	227,391

208	Samson Investment Company, Initial Term Loan, Second Lien	6.000%	9/25/18	B+	209,939
731	Total Oil, Gas & Consumable Fuels				736,072
	Pharmaceuticals – 10.6%

200	Bausch & Lomb, Inc., Term Loan B	5.250%	5/17/19	B+	201,944

308	Par Pharmaceutical Companies, Inc., Term Loan B, (WI/DD)	TBD	TBD	B1	308,140

198	Pharmaceutical Product Development, Inc., Term Loan	6.250%	12/05/18	BB–	200,065

100	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D	4.250%	2/01/19	BBB–	100,165

67	Warner Chilcott Company LLC, Term Loan B1 Additional	4.250%	3/15/18	BBB–	67,534

177	Warner Chilcott Corporation, Term Loan B1	4.250%	3/15/18	BBB–	177,835

89	Warner Chilcott Corporation, Term Loan B2	4.250%	3/15/18	BBB–	88,917

Nuveen Investments	29

Portfolio of Investments

Nuveen Symphony Floating Rate Fund (continued)

September 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value

	Pharmaceuticals (continued)

$122	Warner Chilcott Corporation, Term Loan B3	4.250%	3/15/18	BBB–	$122,261
1,261	Total Pharmaceuticals				1,266,861
	Real Estate Management & Development – 3.3%

133	Capital Automotive LP, Tranche B	5.250%	3/11/17	Ba3	134,019

250	Homeward Residential Holdings, Inc., Initial Term Loan	8.250%	8/08/17	B+	253,906
383	Total Real Estate Management & Development				387,925
	Software – 2.1%

246	Datatel Parent Corp, Term Loan B	6.250%	7/19/18	B+	249,971
	Specialty Retail – 1.9%

229	Collective Brands, Inc., Term Loan B, (WI/DD)	TBD	TBD	B1	230,313
	Wireless Telecommunication Services – 2.7%

395	Clear Channel Communications, Inc., Tranche B, Term Loan, DD1	3.866%	1/29/16	CCC+	324,129
$10,825	Total Variable Rate Senior Loan Interests (cost $10,606,702)				10,755,051

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 4.6%

$546	Repurchase Agreement with State Street Bank, dated 9/28/12, repurchase price $546,209, collateralized by $545,000 U.S. Treasury Notes, 1.750%, due 5/15/22, value $557,263	0.010%	10/01/12		$546,209
	Total Short-Term Investments (cost $546,209)				546,209
	Total Investments (cost $11,840,515) – 100.7%				12,005,323
	Other Assets Less Liabilities – (0.7)%				(84,144)
	Net Assets Applicable to Common Shares – 100%				$11,921,179

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.

Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a Senior Loan.

DD1	Portion of investment purchased on a delayed delivery basis.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

30	Nuveen Investments

Statement of Assets and Liabilities

September 30, 2012

	Symphony Credit Opportunities	Symphony Floating Rate Income
Assets
Investments, at value (cost $250,820,932 and $11,840,515, respectively)	$259,765,368	$12,005,323
Receivables:
From Adviser	—	3,830
Interest	3,817,673	92,163
Investments sold	7,419,005	3,094,788
Shares sold	2,281,141	—
Other assets	988	243
Total assets	273,284,175	15,196,347
Liabilities
Payables:
Dividends	137,220	34,848
Investments purchased	17,460,046	3,209,970
Shares redeemed	565,744	2,614
Accrued expenses:
Management fees	176,622	—
Trustees fees	1,147	78
12b-1 distribution and service fees	47,708	603
Other	156,430	27,055
Total liabilities	18,544,917	3,275,168
Net assets	$254,739,258	$11,921,179
Class A Shares
Net assets	$77,602,569	$1,088,099
Shares outstanding	3,552,369	54,010
Net asset value per share	$21.85	$20.15
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)	$22.93	$21.15
Class C Shares
Net assets	$41,127,880	$486,915
Shares outstanding	1,885,211	24,188
Net asset value and offering price per share	$21.82	$20.13
Class I Shares
Net assets	$136,008,809	$10,346,165
Shares outstanding	6,225,108	513,658
Net asset value and offering price per share	$21.85	$20.14
Net assets consist of:
Capital paid-in	$244,620,683	$11,771,039
Undistributed (Over-distribution of) net investment income	(101,445)	(42,267)
Accumulated net realized gain (loss)	1,275,584	27,599
Net unrealized appreciation (depreciation)	8,944,436	164,808
Net assets	$254,739,258	$11,921,179
Authorized shares	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	31

Statement of Operations

Year Ended September 30, 2012

	Symphony Credit Opportunities	Symphony Floating Rate Income
Investment Income	$11,547,495	$728,934
Expenses
Management fees	1,001,296	72,753
12b-1 service fees – Class A	127,226	1,559
12b-1 distribution and service fees – Class C	236,855	4,350
12b-1 distribution and service fees – Class R3(1)	175	809
Shareholder servicing agent fees and expenses	124,782	2,553
Custodian’s fees and expenses	48,501	13,927
Trustees fees and expenses	4,429	500
Professional fees	85,889	42,333
Shareholder reporting expenses	106,910	17,106
Federal and state registration fees	39,305	37,751
Other expenses	12,132	3,288
Total expenses before custodian fee credit and expense reimbursement	1,787,500	196,929
Custodian fee credit	(98)	—
Expense reimbursement	(92,865)	(94,102)
Net expenses	1,694,537	102,827
Net investment income (loss)	9,852,958	626,107
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,718,020	191,719
Change in net unrealized appreciation (depreciation) of investments	14,732,919	716,077
Net realized and unrealized gain (loss)	16,450,939	907,796
Net increase (decrease) in net assets from operations	$26,303,897	$1,533,903
(1) –	After the close of business on May 30, 2012, Symphony Credit Opportunities and Symphony Floating Rate Income liquidated all of their Class R3 Shares.

See accompanying notes to financial statements.

32	Nuveen Investments

Statement of Changes in Net Assets

	Symphony Credit Opportunities		Symphony Floating Rate Income
	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/12	For the Period 5/2/2011 (commencement of operations) through 9/30/11
Operations
Net investment income (loss)	$9,852,958	$4,824,297	$626,107	$182,053
Net realized gain (loss) from investments	1,718,020	(488,721)	191,719	(158,710)
Change in net unrealized appreciation (depreciation) of investments	14,732,919	(6,347,953)	716,077	(551,269)
Net increase (decrease) in net assets from operations	26,303,897	(2,012,377)	1,533,903	(527,926)
Distributions to Shareholders
From net investment income:
Class A	(3,245,116)	(893,322)	(34,169)	(4,870)
Class C	(1,332,265)	(370,834)	(20,722)	(4,043)
Class R3(1)	(2,198)	(52,508)	(8,665)	(4,194)
Class I	(5,798,321)	(2,970,011)	(604,509)	(175,750)
From accumulated net realized gains:
Class A	—	(35,150)	—	—
Class C	—	(11,027)	—	—
Class R3(1)	—	(6,531)	—	—
Class I	—	(121,505)	—	—
Decrease in net assets from distributions to shareholders	(10,377,900)	(4,460,888)	(668,065)	(188,857)
Fund Share Transactions
Proceeds from sale of shares	177,869,968	93,968,100	4,532,634	10,059,774
Proceeds from shares issued to shareholders due to reinvestment of distributions	9,243,709	3,177,671	138,638	444
	187,113,677	97,145,771	4,671,272	10,060,218
Cost of shares redeemed	(36,702,140)	(25,726,635)	(2,959,366)	—
Net increase (decrease) in net assets from Fund share transactions	150,411,537	71,419,136	1,711,906	10,060,218
Net increase (decrease) in net assets	166,337,534	64,945,871	2,577,744	9,343,435
Net assets at the beginning of period	88,401,724	23,455,853	9,343,435	—
Net assets at the end of period	$254,739,258	$88,401,724	$11,921,179	$9,343,435
Undistributed (Over-distribution of) net investment income at the end of period	$(101,445)	$398,490	$(42,267)	$(4,340)
(1) –	After the close of business on May 30, 2012, Symphony Credit Opportunities and Symphony Floating Rate Income liquidated all of their Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of Cash Flows

Year Ended September 30, 2012

	Symphony Credit Opportunities	Symphony Floating Rate Income
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$26,303,897	$1,533,903
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(268,869,179)	(24,446,800)
Proceeds from sales and maturities of investments	127,393,506	23,172,161
Payment-in-kind distributions	(17,264)	(3,935)
Proceeds from (Purchase of) short-term investments, net	(12,816,062)	325
Amortization (Accretion) of premiums and discounts, net	(636,935)	(56,804)
(Increase) Decrease in:
Receivable from Adviser	4,531	(3,830)
Receivable for interest	(2,140,333)	(21,463)
Receivable for investments sold	(6,781,286)	(2,542,594)
Other assets	(988)	(243)
Increase (Decrease) in:
Payable for investments purchased	15,338,546	2,213,113
Accrued management fees	176,622	(93)
Accrued Trustees fees	704	33
Accrued 12b-1 distribution and service fees	33,558	245
Accrued other expenses	74,791	7,635
Net realized (gain) loss from investments	(1,718,020)	(191,719)
Change in net unrealized (appreciation) depreciation of investments	(14,732,919)	(716,077)
Taxes paid on undistributed capital gains	(13,719)	—
Net cash provided by (used in) operating activities	(138,400,550)	(1,056,143)
Cash Flows from Financing Activities:
Cash distributions paid to shareholders	(1,083,404)	(541,717)
Proceeds from sale of shares	175,905,966	4,544,736
Cost of shares redeemed	(36,422,012)	(2,956,752)
Net cash provided by (used in) financing activities	138,400,550	1,046,267
Net Increase (Decrease) in Cash	—	(9,876)
Cash at the beginning of period	—	9,876
Cash at the End of Period	$—	$—

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestment of distributions of $9,243,709 and $138,638 for Symphony Credit Opportunities and Symphony Floating Rate Income, respectively.

See accompanying notes to financial statements.

34	Nuveen Investments

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Nuveen Investments	35

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY CREDIT OPPORTUNITIES
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (4/10)
2012	$19.45	$1.27	$2.49	$3.76	$(1.36)	$—	$(1.36)	$21.85	19.72%
2011	20.42	1.40	(1.00)	.40	(1.27)	(.10)	(1.37)	19.45	1.76
2010(f)	20.00	.45	.43	.88	(.46)	—	(.46)	20.42	4.48
Class C (4/10)
2012	19.42	1.11	2.49	3.60	(1.20)	—	(1.20)	21.82	18.87
2011	20.40	1.26	(1.02)	.24	(1.12)	(.10)	(1.22)	19.42	.96
2010(f)	20.00	.38	.43	.81	(.41)	—	(.41)	20.40	4.12
Class I (4/10)
2012	19.45	1.33	2.48	3.81	(1.41)	—	(1.41)	21.85	20.08
2011	20.43	1.45	(1.00)	.45	(1.33)	(.10)	(1.43)	19.45	1.97
2010(f)	20.00	.47	.44	.91	(.48)	—	(.48)	20.43	4.61

36	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(d)(e)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$77,603	1.13%		5.99%		1.07%		6.05%		83%
23,883	1.16		6.69		1.08		6.77		137
4,436	1.74	*	4.65	*	1.09	*	5.31	*	68

41,128	1.88		5.24		1.82		5.29		83
11,037	1.91		6.02		1.83		6.10		137
1,359	2.93	*	3.44	*	1.84	*	4.53	*	68

136,009	.88		6.29		.82		6.34		83
53,432	.92		6.85		.83		6.94		137
16,385	1.16	*	5.21	*	.84	*	5.54	*	68
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	After expense reimbursement from the Adviser, where applicable.
(f)	For the period April 28, 2010 (commencement of operations) through September 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	37

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY FLOATING RATE INCOME
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/11)
2012	$18.57	$1.01	$1.66	$2.67	$(1.09)	$—	$(1.09)	$20.15	14.74%
2011(f)	20.00	.35	(1.42)	(1.07)	(.36)	—	(.36)	18.57	(5.43)
Class C (5/11)
2012	18.56	.87	1.64	2.51	(.94)	—	(.94)	20.13	13.82
2011(f)	20.00	.29	(1.42)	(1.13)	(.31)	—	(.31)	18.56	(5.72)
Class I (5/11)
2012	18.57	1.07	1.64	2.71	(1.14)	—	(1.14)	20.14	14.90
2011(f)	20.00	.37	(1.42)	(1.05)	(.38)	—	(.38)	18.57	(5.30)

38	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(d)(e)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$1,088	1.91%		4.30%		1.07%		5.14%		210%
274	1.54	*	3.87	*	1.08	*	4.33	*	97

487	2.70		3.58		1.82		4.46		210
248	2.28	*	3.08	*	1.83	*	3.54	*	97

10,346	1.63		4.62		.82		5.42		210
8,589	1.28	*	4.04	*	.83	*	4.50	*	97
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	After expense reimbursement from the Adviser, where applicable.
(f)	For the period May 2, 2011 (commencement of operations) through September 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	39

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust III (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Credit Opportunities Fund (“Symphony Credit Opportunities”) and Nuveen Symphony Floating Rate Income Fund (“Symphony Floating Rate Income”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1998.

Symphony Credit Opportunities’ investment objective is to seek current income and capital appreciation. Under normal market conditions, the Fund invests primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade or, if unrated, deemed by the Fund’s sub-adviser Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen Investments, Inc. (“Nuveen”), to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” or “junk bonds.” Although the Fund invests primarily in debt issued by U.S. companies, it may invest up to 25% of its net assets in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange. The Fund may use derivatives, such as swaps, futures and options, to gain investment exposure.

Symphony Floating Rate Income’s investment objective is to seek a high level of current income and the secondary investment objective of the Fund is to seek capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed by the Fund’s sub-adviser, Symphony, to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” or “junk bonds.” Although the Fund invests primarily in securities issued by U.S. companies, the Fund may invest up to 35% of its net assets in dollar denominated securities issued by non-U.S. companies that are traded over the counter in the United States or listed on a domestic exchange. The Fund’s average portfolio duration will not be longer than one year. The Fund may use derivatives, such as swaps, futures and options, in an attempt to manage market risk, credit risk and yield curve risk, or to manage the effective maturity or duration of securities in the Fund’s portfolio, including the use interest rate derivatives to convert fixed-rate securities to floating rate securities.

Effective November 15, 2012, the following changes went into effect for each Fund’s principal investment strategies:

•	The Funds invests both in debt issued by U.S. companies and in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange.

•

Each Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; swap agreements, including interest rate swaps, total return swaps, and credit default swaps; and options on swap agreements. Each Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio, including the use of interest rate derivatives to convert fixed-rate securities to floating rate securities for Symphony Floating Rate Income, or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

After the close of business on May 30, 2012, Symphony Credit Opportunities and Symphony Floating Rate Income each liquidated all of their Class R3 Shares and distributed the proceeds.

The Funds’ most recent prospectus provides a further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of fixed-income securities and senior loans are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Fund Advisors, Inc., (the “Adviser”), a wholly-owned subsidiary of Nuveen. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

40	Nuveen Investments

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2012, Symphony Credit Opportunities and Symphony Floating Rate Income each had outstanding when-issued/delayed delivery purchase commitments of $11,487,640 and $2,714,220, respectively.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects fee income, if any. Fee income, consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Nuveen Investments	41

Notes to Financial Statements (continued)

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Effective May 25, 2012, Class R3 Shares of the Funds were closed to all new investments. During the period October 1, 2011 through May 24, 2012, Class R3 Shares were sold without an up-front sales charge but incurred a .25% annual 12b-1 distribution fee and a ..25% annual 12b-1 service fee.

Symphony Floating Rate Income charges a 2% redemption fee on shares that were redeemed or exchanged within 90 days of acquisition. Fees imposed on shares redeemed or exchanged are recorded as an increase to each Fund’s capital paid-in and recognized as “Redemption fees” on the Statement of Changes in Net Assets, when applicable.

Effective March 30, 2012, Symphony Credit Opportunities no longer impose a redemption fee on shares that are redeemed or exchanged within 90 days of acquisition.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended September 30, 2012.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable

42	Nuveen Investments

inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony Credit Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$—	$14,587	$—	$14,587
Convertible Bonds	—	4,295,012	—	4,295,012
Corporate Bonds	—	163,312,568	—	163,312,568
Variable Rate Senior Loan Interests	—	77,464,954	—	77,464,954
Short-Term Investments:
Repurchase Agreements	—	14,678,247	—	14,678,247
Total	$—	$259,765,368	$—	$259,765,368

Symphony Floating Rate Income	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$704,063	$—	$704,063
Variable Rate Senior Loan Interests	—	10,755,051	—	10,755,051
Short-Term Investments:
Repurchase Agreements	—	546,209	—	546,209
Total	$—	$12,005,323	$—	$12,005,323
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of Common Stocks classified as Level 2.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended September 30, 2012.

Nuveen Investments	43

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Symphony Credit Opportunities
	Year Ended 9/30/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,818,507	$59,229,378	1,161,564	$24,447,461
Class C	1,443,879	30,554,699	616,650	12,938,145
Class R3 (1)	—	—	141	3,025
Class I	4,165,352	88,085,891	2,702,173	56,579,469
Shares issued to shareholders due to reinvestment of distributions:
Class A	141,548	3,005,946	36,764	759,700
Class C	44,028	935,788	8,736	180,180
Class R3 (1)	5	112	4	92
Class I	249,942	5,301,863	107,918	2,237,699
	8,863,261	187,113,677	4,633,950	97,145,771
Shares redeemed:
Class A	(635,853)	(13,443,062)	(187,391)	(3,924,595)
Class C	(170,941)	(3,608,963)	(123,720)	(2,588,040)
Class R3 (1)	(2,545)	(53,448)	(60,105)	(1,271,965)
Class I	(936,952)	(19,596,667)	(865,302)	(17,942,035)
	(1,746,291)	(36,702,140)	(1,236,518)	(25,726,635)
Net increase (decrease)	7,116,970	$150,411,537	3,397,432	$71,419,136
(1)	After the close of business on May 30, 2012, Symphony Credit Opportunities liquidated all of its Class R3 Shares.

	Symphony Floating Rate Income
	Year Ended 9/30/12		For the Period 5/2/11 (commencement of operations) through 9/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	51,622	$1,021,918	14,726	$293,219
Class C	28,452	561,708	13,362	266,555
Class R3 (1)	—	—	12,500	250,000
Class I	151,702	2,949,008	462,500	9,250,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,002	19,927	17	326
Class C	572	11,359	7	118
Class R3 (1)	—	—	—	—
Class I	5,409	107,352	—	—
	238,759	4,671,272	503,112	10,060,218
Shares redeemed:
Class A	(13,357)	(262,905)	—	—
Class C	(18,205)	(358,603)	—	—
Class R3 (1)	(12,500)	(246,750)	—	—
Class I	(105,953)	(2,091,108)	—	—
	(150,015)	(2,959,366)	—	—
Net increase (decrease)	88,744	$1,711,906	503,112	$10,060,218
(1)	After the close of business on May 30, 2012, Symphony Floating Rate Income liquidated all of its Class R3 Shares.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended September 30, 2012, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Purchases	$268,869,179	$24,446,800
Sales and maturities	127,393,506	23,172,161

44	Nuveen Investments

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Cost of investments	$251,023,152	$11,844,068
Gross unrealized:
Appreciation	$9,680,505	$231,313
Depreciation	(938,289)	(70,058)
Net unrealized appreciation (depreciation) of investments	$8,742,216	$161,255

Permanent differences, primarily due to federal taxes paid and bond premium amortization adjustments, resulted in reclassifications among the Funds’ components of net assets at September 30, 2012, the Funds’ tax year end, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Capital paid-in	$(13,155)	$—
Undistributed (Over-distribution of) net investment income	25,007	4,031
Accumulated net realized gain (loss)	(11,852)	(4,031)

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2012, the Funds’ tax year end, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Undistributed net ordinary income*	$2,247,321	$46,743
Undistributed net long-term capital gains	392,396	—
*	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2012 through September 30, 2012, and paid on October 1, 2012. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2012 and September 30, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Symphony Credit Opportunities	Symphony Floating Rate Income
Distributions from net ordinary income*	$9,628,807	$660,558
Distributions from net long-term capital gains	—	—

2011	Symphony Credit Opportunities	Symphony Floating Rate Income**
Distributions from net ordinary income*	$3,974,826	$141,507
Distributions from net long-term capital gains	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	For the period May 2, 2011 (commencement of operations) through September 30, 2011.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards

Nuveen Investments	45

Notes to Financial Statements (continued)

may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

During the Funds’ tax year ended September 30, 2012, there were no post-enactment capital losses generated by either of the Funds.

The Funds have elected to defer losses incurred from November 1, 2011 through September 30, 2012, the Funds’ tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer post-October losses as follows:

Symphony Floating Rate Income
Post-October capital losses	$3,002
Late-Year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For net assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2012, the complex-level fee rate for these Funds was .1695%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony under which Symphony manages the investment portfolios of the Funds. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

46	Nuveen Investments

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Credit Opportunities	.85%	January 31, 2013	1.35%
Symphony Floating Rate Income	.85	January 31, 2014	1.10

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended September 30, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Sales charges collected (Unaudited)	$322,054	$27,237
Paid to financial intermediaries (Unaudited)	288,384	24,250

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Commission advances (Unaudited)	$314,090	$4,586

To compensate for commissions advanced to financial intermediaries and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2012, the Distributor retained such 12b-1 fees as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
12b-1 fees retained (Unaudited)	$171,385	$3,898

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended September 30, 2012, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
CDSC retained (Unaudited)	$9,535	$296

At September 30, 2012, Nuveen owned shares of the Funds as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Class A Shares	—	—
Class C Shares	—	—
Class I Shares	—	360,725

Nuveen Investments	47

Notes to Financial Statements (continued)

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with the custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At September 30, 2012, Symphony Credit Opportunities and Symphony Floating Rate Income had no unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At September 30, 2012, there were no such outstanding participation commitments in either of the Funds.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

48	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	216
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	216
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	216
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	216
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	216
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	216
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	216

Nuveen Investments	49

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	216
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	216

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	216
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	216

50	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	216
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	216
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	216
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	216
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	216
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	216

Nuveen Investments	51

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	99

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

52	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Symphony Asset Management LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members attended a presentation by the Sub-Advisor in February 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the

Nuveen Investments	53

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter and one-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012 (or for the periods available for the Nuveen Symphony Floating Rate Income Fund, which did not exist for part of the foregoing time frame).

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

54	Nuveen Investments

In considering the results of the comparisons for the Funds, the Independent Board Members observed, among other things, that the Funds were relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. Nonetheless, based on their review, the Independent Board Members determined that the Funds’ investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements, if any) below their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts), as applicable. The Independent Board Members also reviewed the fees that the Sub-Advisor assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The

Nuveen Investments	55

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from

56	Nuveen Investments

such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Advisor may also benefit a Fund and shareholders to the extent the research enhances the ability of the Advisor to manage the Fund. The Independent Board Members noted that the Advisor’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. In addition, the Board considered that the Sub-Advisor currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	57

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Credit Suisse Leveraged Loan Index: The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper High Yield Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Loan Participation Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Loan Participation Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Market Benchmark Index: An index comprised 60% of the BofA Merrill Lynch U.S. High Yield Master II Index and 40% Credit Suisse Leveraged Loan Index. The BofA Merrill Lynch U.S. High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds having maturities of one year or more and a credit rating lower than BBB-/Baa3, but are not in default. The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

58	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Symphony Asset Management LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The following federal income tax information is provided with respect to the Funds’ distributions paid during the taxable year ended September 30, 2012. Nuveen Symphony Credit Opportunities Fund and Nuveen Symphony Floating Rate Income Fund hereby designate 100% and 95.85% respectively, (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended September 30, 2012.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	59

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $220 billion as of September 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-SCFR-0912P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended September 30, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Symphony Credit Opportunities Fund	32,008	0	3,940	0
Symphony Floating Rate Income Fund	30,757	0	0	0

Total	$62,765	$0	$3,940	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include leverage offerings as well as comfort letters for seed and shelf offerings.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; and capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to preferred stock, commercial paper and registration statements.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Symphony Credit Opportunities Fund	0%	0%	0%	0%
Symphony Floating Rate Income Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Symphony Credit Opportunities Fund	14,934	0	2,850	0
Symphony Floating Rate Income Fund	14,350	0	0	0

Total	$29,284	$0	$2,850	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include leverage offerings as well as comfort letters for seed and shelf offerings.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; and capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to preferred stock, commercial paper and registration statements.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Symphony Credit Opportunities Fund	0%	0%	0%	0%
Symphony Floating Rate Income Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
0%	0%	0%

Fiscal Year Ended September 30, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Symphony Credit Opportunities Fund	3,940	0	0	3,940
Symphony Floating Rate Income Fund	0	0	0	0

Total	$3,940	$0	$0	$3,940

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended September 30, 2011	Total Non-Audit Fees Billed to Trust	Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Symphony Credit Opportunities Fund	2,850	0	0	2,850
Symphony Floating Rate Income Fund	0	0	0	0

Total	$2,850	0	$0	$2,850

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 6, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 6, 2012